UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 1, 2002

                     Commission file number: 333-39373

                            ------------------
                    SOVEREIGN SPECIALTY CHEMICALS, INC.
           (Exact name of registrant as specified in its charter)

         Delaware                                             36-4176637
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

225 W. Washington St. - Ste. 2200, Chicago, IL                  60606
(Address of principal executive offices)                      (Zip Code)


                               (312) 419-7100
            (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS

Employment Agreements
---------------------

     In October 2002, we entered into an employment agreement, dated as of October 1, 2002, with Norman E. Wells, Jr. regarding his employment as Chief Executive Officer for a term expiring on December 31, 2004. Mr. Wells continues to serve as a Managing Director of AEA Investors Inc. (Approximately 75% of our capital stock is owned by an investor group led by AEA Investors Inc.) Under the terms of his employment agreement, Mr. Wells has agreed to devote substantially all of his business time and skill to his duties under his employment agreement, except for customary matters and the performance of his duties as a Managing Director of AEA Investors Inc. that are expected to be part time and that do not interfere with the performance of his duties to us and our subsidiaries. In October 2002, we also entered into a nonqualified stock option agreement, dated October 1, 2002, which granted Mr. Wells the option to purchase 60,000 shares of our common stock at the exercise price of $115.00 per share. Under the terms of our stock option plan governing this agreement, Mr. Wells is required to execute and become a party to our Amended and Restated Shareholders Agreement dated as of May 12, 2000. Copies of Mr. Wells' employment and option agreements are attached hereto as Exhibit 10.23 and 10.24, respectively.

     In connection with Mr. Wells' employment as our Chief Executive Officer, AEA Investors Inc. permitted Mr. Wells to subscribe for 10,000 units of partnership interests in SSCI Investors LP at a price per unit of $0.05 pursuant to a subscription agreement dated as of October 1, 2002. SSCI Investors LP is the holding entity through which the investor group led by AEA Investors Inc. holds our capital stock. Pursuant to the related vesting agreement between AEA Investors Inc. and Mr. Wells, also dated as of October 1, 2002, Mr. Wells' rights to such units vest immediately as to 20% thereof, with an additional 20% vesting on each of the subsequent four anniversaries of the date of issuance, subject to termination of vesting and repurchase of vested and/or unvested units by AEA Investors Inc. under various circumstances, including the termination of Mr. Wells' employment as our Chief Executive Officer.

     On October 31, 2002, we entered into an employment agreement, dated as of October 31, 2002, with Terry D. Smith providing for his employment as Chief Financial Officer for a term expiring on December 31, 2005. Mr. Smith is working with John Mellett our outgoing Chief Financial Officer, as he transitions into his new position. A copy of the agreement is attached hereto as Exhibit 10.25.

Credit Agreement
----------------

     The terms of the financial covenants under our senior credit facilities increase in strictness as of March 31, 2003. Because of this increase and the possibility that we may find these new levels to be too restrictive, we have initiated discussions with lenders under our senior credit facilities regarding the modification of those increasing terms. Among the matters we are discussing are amendments that would decrease the restrictiveness of the financial covenants and allow for the refinancing of a portion of our currently scheduled payments of our term loan advances. There can be no assurance that we and our lenders will agree on these proposed amendments. In the event that we are unable to agree on these amendments, we may need to consider alternative arrangements to meet our liquidity needs.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)    Exhibits


                 Exhibit 10.23 Employment Agreement, dated as of October 1, 2002, between Sovereign Specialty Chemicals, Inc. and Norman
                                   E. Wells, Jr.

                 Exhibit 10.24 Nonqualified Stock Option Agreement, dated as of October 1, 2002, between Sovereign Specialty Chemicals, Inc. and Norman E. Wells, Jr.

                 Exhibit 10.25 Employment Agreement, dated as of October 31, 2002, between Sovereign Specialty Chemicals, Inc. and
                                   Terry D. Smith.

Item 9.   REGULATION FD DISCLOSURE

     Today, we are filing with the Securities and Exchange Commission an amendment to our Quarterly Report on Form 10-Q for the period ended September 30, 2002, which amendment adds an exhibit to that filing. Accompanying such amendment were certifications pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications follows:


                 [SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the December 3, 2002 amendment to the Quarterly Report of Sovereign Specialty Chemicals, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (as amended, the "Report"), I, Norman E. Wells, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Norman E. Wells, Jr.
                                       ------------------------------------
                                       Norman E. Wells, Jr.
                                       Chief Executive Officer
                                       December 3, 2002


                 [SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the December 3, 2002 amendment to the Quarterly Report of Sovereign Specialty Chemicals, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (as amended, the "Report"), I, John R. Mellett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ John R. Mellett
                                       ------------------------------------
                                       John R. Mellett
                                       Chief Financial Officer
                                       December 3, 2002


                 [SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the December 3, 2002 amendment to the Quarterly Report of Sovereign Specialty Chemicals, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (as amended, the "Report"), I, Terry D. Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Terry D. Smith
                                       ------------------------------------
                                       Terry D. Smith
                                       Chief Financial Officer
                                       December 3, 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SOVEREIGN SPECIALTY CHEMICALS, INC.


Dated:  December 3, 2002             By:  /s/ John R. Mellett
                                          -------------------------
                                          John R. Mellett
                                          Vice President and
                                          Chief Financial Officer

                               EXHIBIT INDEX



EXHIBIT
NUMBER           DESCRIPTION
-------          ---------------------------------------------------------

10.23 Employment Agreement, dated as of October 1, 2002, between Sovereign Specialty Chemicals, Inc. and Norman E. Wells, Jr.

10.24            Nonqualified Stock Option Agreement, dated as of
                 October 1, 2002, between Sovereign Specialty Chemicals, Inc. and Norman E. Wells, Jr.

10.25 Employment Agreement, dated as of October 31, 2002, between Sovereign Specialty Chemicals, Inc. and Terry D. Smith.